ACCRUED EXPENSES	12 Months Ended
Dec. 31, 2020
Payables and Accruals [Abstract]
ACCRUED EXPENSES	ACCRUED EXPENSES

(in thousands of $)	2020	2019
Current tax payable	10,790	9,134
Interest expense	7,099	7,036
Vessel operating and drydocking expenses	5,678	6,503
Administrative expenses	1,590	778
	25,157	23,451
Current tax payable includes provision for interest and penalties of $0.3 million and $0.2 million for the years ended December 31, 2020 and 2019, respectively. Within current tax payable, $1.2 million and $0.6 million of tax payable for the years ended December 31, 2020 and 2019, respectively, is expected to be recovered through indemnity clauses relating to past performance of a bareboat charter and operating and services agreement with a charterer.